Exhibit 1


                             JOINT FILING AGREEMENT


                  In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of The Fortress Group, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 22nd day of February, 2001.


   PROMETHEUS HOMEBUILDERS LLC

            By  LF Strategic Realty Investors II L.P.,
                     its managing member,

                     by  Lazard Freres Real Estate
                              Investors L.L.C.,
                              its general partner,


                              by           John A. Moore
                                 ----------------------------
                                    Name:  John A. Moore
                                    Title:  Principal & Chief
                                           Financial Officer


   LF STRATEGIC REALTY INVESTORS II L.P.

            By  Lazard Freres Real Estate Investors
                     L.L.C., its general partner,

                     by           John A. Moore
                        ----------------------------
                           Name:  John A. Moore
                           Title: Principal & Chief
                                  Financial Officer




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

   LFSRI II ALTERNATIVE PARTNERSHIP L.P.

            By  Lazard Freres Real Estate Investors
                     L.L.C., its general partner,

                     by           John A. Moore
                        ----------------------------
                           Name:  John A. Moore
                           Title:  Principal & Chief
                                  Financial Officer


   LFSRI II-CADIM ALTERNATIVE
   PARTNERSHIP L.P.

            By  Lazard Freres Real Estate Investors
                     L.L.C., its general partner,

                     by           John A. Moore
                        ----------------------------
                           Name:  John A. Moore
                           Title:  Principal & Chief
                                  Financial Officer


   LAZARD FRERES REAL ESTATE
   INVESTORS L.L.C.

                     by           John A. Moore
                        ----------------------------
                           Name:  John A. Moore
                           Title:  Principal & Chief
                                  Financial Officer


   LAZARD FRERES & CO. LLC

                     by           Scott D. Hoffman
                         ---------------------------
                           Name:  Scott D. Hoffman
                           Title:  Managing Director




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